UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2022

Twist Bioscience Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-2058888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

681 Gateway Boulevard

South San Francisco, CA 94080

(Address of principal executive offices, including ZIP code)

(800) 719-0671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TWST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2022, the Board of Directors of Twist Bioscience Corporation (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”). The Bylaws, as amended and restated (the “Restated Bylaws”), were effective immediately and include, among other things, the following changes:

•	adding a proxy access provision, inserted as new Section 2.13 of Article II of the Restated Bylaws, to allow a stockholder or a group of up to 20 stockholders owning at least 3% of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy statement for an annual meeting director nominees constituting up to the greater of two individuals or 20% of the number of directors in office, provided that the stockholders satisfy the requirements specified in the Restated Bylaws;
•	eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders to conform to recent amendments to the Delaware General Corporation Law; and
•	addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including requiring a stockholder providing notice of a nomination pursuant to the advance notice bylaws to inform the Company if it will solicit proxies from holders representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of such nominee or nominees, other than the Company’s nominees; providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements; and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence that the requirements under the Universal Proxy Rules have been satisfied.

The Restated Bylaws also contain certain technical, conforming and non-substantive changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Twist Bioscience Corporation (as amended and restated on November 17, 2022).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022	Twist Bioscience Corporation

/s/ William E. Solis

William E. Solis Associate General Counsel, Corporate and Assistant Secretary